FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENTS

           FOURTH AMENDMENT dated as of January 30, 2006 to the REGISTRATION RIGHTS AGREEMENTS dated as of September 14, 2004 and November 29, 2004, by and among INTERPOOL, INC., a Delaware corporation (the “Company”), and the investors signatory hereto (each a “Holder” and, collectively, the “Holders”).

W I T N E S S E T H :

           WHEREAS, the Company, the Holders and certain other investors party thereto (the Holders, together with such other investors, being referred to collectively as the “Original Investors”) entered into a Securities Purchase Agreement dated as of September 14, 2004 (the “September Purchase Agreement”) and/or an Agreement dated as of November 29, 2004 (the “November Purchase Agreement”), pursuant to which the Company issued to the Original Investors the Company’s 6% Senior Notes Due 2014 (the “Notes”);

           WHEREAS, the Company and certain of the Original Investors entered into a Registration Rights Agreement dated as of September 14, 2004 (the “September Registration Rights Agreement”) and/or a Registration Rights Agreement dated as of November 29, 2004 (the “November Registration Rights Agreement”), pursuant to which the Company agreed to use its commercially reasonable efforts to register the Notes under the Securities Act of 1933 for the benefit of the Original Investors; and

           WHEREAS, the Company and certain of the Original Investors entered into an Amendment dated as of April 26, 2005 (the “First Amendment”), a Second Amendment dated as of June 29, 2005 (the “Second Amendment”) and a Third Amendment dated as of October 28, 2005 (the “Third Amendment”) to the September Registration Rights Agreement and the November Registration Rights Agreement, pursuant to which the Company and such Original Investors agreed to amend the September Registration Rights Agreement and the November Registration Rights Agreement (such agreements, as so amended, being referred to collectively as the “Registration Rights Agreements”) as set forth therein;

           WHEREAS, the Company and the Holders, who constitute the holders of a majority of the “Registrable Securities” (as defined in the September Registration Rights Agreement and in the November Registration Rights Agreement), now desire to further amend the Registration Rights Agreements as hereinafter set forth.

           NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows (it being understood that the agreement below of Goldman, Sachs & Co. applies solely to the September Registration Rights Agreement as Goldman, Sachs & Co. was not a party to the November Registration Rights Agreement):

           SECTION 1.  AMENDMENT TO REGISTRATION RIGHTS AGREEMENTS. Effective as of the date hereof, each of the Registration Rights Agreements is hereby amended as follows:

(a) by deleting the references to “January 6, 2006” in the second sentence of Section 2(a), and in Section 3(c)(i) (such references having previously been changed from July 1, 2005 to January 6, 2006 pursuant to the previous amendments), and inserting, in lieu of each such reference, “March 6, 2006” and

(b) by deleting clause (ii) of the first sentence of Section 2(d) and inserting, in lieu of such clause, the following: “(ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or prior to April 1, 2006; or”.

           SECTION 2.  EFFECT ON REGISTRATION RIGHTS AGREEMENTS.

(a) On and after the date hereof, each reference in the Registration Rights Agreements to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import, shall mean and be a reference to such Registration Rights Agreement as amended hereby.

(b) Except as specifically amended above in connection herewith, each Registration Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Original Investors or the Holders under the Registration Rights Agreements or any document executed in connection therewith.

           SECTION 3.  GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

           SECTION 4.  COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

INTERPOOL, INC.

By:
         Name:
         Title:

GREYWOLF CAPITAL PARTNERS II LP

By:
         Name:
         Title:

GREYWOLF CAPITAL OVERSEAS FUND

By:
         Name:
         Title:

GREYWOLF HIGH YIELD MASTER FUND

By:
         Name:
         Title:

CASPIAN CAPITAL PARTNERS, LP

By:   MARINER INVESTMENT GROUP, INC.,
         as Investment Advisor

By:
         Name:
         Title:

MARINER LDC

By:   MARINER INVESTMENT GROUP, INC.,
         as Investment Advisor

By:
         Name:
         Title:

MARINER OPPORTUNITIES FUND, LP

By:   MARINER INVESTMENT GROUP, INC.,
         as Investment Advisor

By:
         Name:
         Title:

MARINER VOYAGER MASTER FUND, LTD

By:   MARINER INVESTMENT GROUP, INC.,
         as Investment Advisor

By:
         Name:
         Title:

RIVA RIDGE MASTER FUND, LTD.

By:   RIVA RIDGE CAPITAL MANAGEMENT
         LP, As Investment Manager

By:   RIVA RIDGE GP LLC, GP to the
         Investment Manager

By:
         Name:
         Title:

MARINER LDC

By:   RIVA RIDGE CAPITAL MANAGEMENT
         LP, As Investment Manager

By:
         Name:
         Title:

GOLDMAN, SACHS & CO.

By:
         Name:
Title: